National Center for Asphalt Technology
NCAT
AT AUBURN UNIVERSITY

Performance Comparison of NCAT Test Track Sections S2 and S11

Introduction

This report provides a comparative analysis of two performance data reports from the NCAT Test Track, focusing on test sections S2 and S11. Both sections investigate soil stabilization techniques with the aim of improving the durability and performance of pavement in regions with problematic expansive soils.

Test Section S2

Background

Sponsored by the Mississippi Department of Transportation (MDOT) in 2018, section S2 aimed to explore traditional soil stabilization methods. The project required the removal of over 5 feet of subgrade material, which was replaced with expansive soil sourced from the same region in Mississippi.

Stabilization Techniques

The stabilization of the soil involved the use of hydrated lime and Portland cement. These materials aimed to reduce the expansion potential and provide a solid foundation for the asphalt layers.

Test Section S11

Background

Sponsored by Verde Resources in 2024, section S11 sought to compare a competing soil stabilization technology to the one used in section S2. This section also involved the removal of over 5 feet of subgrade material, replaced with expansive soil from the same region in Mississippi.

Soil Characteristics

Similar to section S2, the soil in section S11 was characterized by MDOT as having a high expansion potential.

Innovative Stabilization Techniques

Section S11 utilized an innovative enzyme technology to treat the soil. This technology allowed for the removal of 100% of the hydrated lime and 60% of the Portland cement used in section S2, presenting a more environmentally friendly and potentially cost-effective solution.

Performance Analysis

As of March 2025, section S11's performance is comparable to section S2 in 2018 after over 1 million ESALs. There are minor differences in rutting and texture, but these are insignificant. The change in texture measurement systems from 2018 to 2024 accounts for the differing data. Overall, there is no significant difference in performance indicators between the two sections. Performance monitoring will continue to ensure long-term efficacy.

2/3/2021

Quadrant: S
Section: 2
Sublot: 1

Laboratory Diary

General Desccription of Mix and Materials

Design Method:	Super
Compactive Effort:	85 gyrations
Binder Performance Grade:	67-22
Modifier Type:	NA
Aggregate Type:	Grv/Lms/RAP/Sand
Design Gradation Type:	DGA

Avg. Lab Properties of Plant Produced Mix

Sieve Size	Target	QC
25 mm (1"):	100	100
19 mm (3/4"):	100	100
12.5 mm (1/2"):	100	100
9.5 mm (3/8"):	96	96
4.75 mm (#4):	63	62
2.36 mm (#8):	42	40
1.18 mm (#16):	30	29
0.60 mm (#30):	20	21
0.30 mm (#50):	12	12
0.15 mm (#100):	8	8
0.075 mm (#200):	6.6	5.5
Binder Content (Pb):	5.5	5.1
Eff. Binder Content (Pbe):	4.9	4.5
Dust-to-Eff. Binder Ratio:	1.3	1.2
RAP Binder Replacement (%):	19	22
RAS Binder Replacement (%):	0	0
Total Binder Replacement (%):	19	22
Rice Gravity (Gmm):	2.390	2.414
Bulk Gravity (Gmb):	2.294	2.349
Air Voids (Va):	4.0	2.7
Aggregate Gravity (Gsb or Gse):	2.551	2.563
VMA:	15.1	13
VFA:	74	79

Construction Diary

Relevant Conditions for Construction

Completion Date:	October 8, 2018
24 Hour High Temperature (F):	86
24 Hour Low Temperature (F):	71
24 Hour Rainfall (in):	0.00
Planned Subot Lift Thickness (in):	1.5
Paving Machine:	Roadtec

Plant Configuration and Placement Details

Component	% Setting
Binder Content (Plant Setting)	5.0
MS Coarse Sand	6.0
MS G7/16 Crushed Gravel	52.0
MS #8 Vulcan Limestone	12.0
MS #10 Vulcan Limestone	9.0
MS Fine RAP	20.0
Hydrated Lime	1.0
As-Built Sublot Lift Thickness (in):	1.5
Total Thickness of All New Sublots (in):	9.5
Approx. Underlying HMA Thickness (in):	8.0
Type of Tack Coat Utilized:	NTSS-1HM
Undilluted Target Tack Rate (gal/sy):	0.70
Approx. Avg. Temperature at Plant (F):	325
Avg. Measured Mat Compaction:	92.3%



Percent Passing
100
90
80
70
60
50
40
30
20
10
0
0.075
0.150
0.300
0.600
1.18
2.36
4.75
9.5
12.5
19.0
Sieve Size
Design
QC
CP

General Notes:
- References are by quadrant (E=East, N=North, W=West, S=South, L=Lee Rd 159, U=US-280), section #, and sublot (top=1).
- DGA, SMA, & OGFC refer to dense graded asphalt, stone matrix asphalt, & open-graded friction course, respectively.
- Production Gsb estimated using the actual production Gse and the difference between Gse and Gsb in the mix design.

Section and/or Sublot Specific Notes:
Pave run

2/3/2021

Quadrant: S
Section: 2
Sublot: 2

Laboratory Diary

General Desccription of Mix and Materials

Design Method:	Super
Compactive Effort:	85 gyrations
Binder Performance Grade:	67-22
Modifier Type:	NA
Aggregate Type:	Grv/RAP/Lms/Sand
Design Gradation Type:	DGA

Avg. Lab Properties of Plant Produced Mix

Sieve Size	Target	QC
25 mm (1"):	100	100
19 mm (3/4"):	100	100
12.5 mm (1/2"):	95	97
9.5 mm (3/8"):	85	85
4.75 mm (#4):	56	55
2.36 mm (#8):	39	37
1.18 mm (#16):	28	28
0.60 mm (#30):	19	21
0.30 mm (#50):	11	12
0.15 mm (#100):	8	8
0.075 mm (#200):	5.9	5.7
Binder Content (Pb):	4.9	4.6
Eff. Binder Content (Pbe):	4.6	4.4
Dust-to-Eff. Binder Ratio:	1.3	1.3
RAP Binder Replacement (%):	29	33
RAS Binder Replacement (%):	0	0
Total Binder Replacement (%):	29	33
Rice Gravity (Gmm):	2.406	2.436
Bulk Gravity (Gmb):	2.310	2.377
Air Voids (Va):	4.0	2.4
Aggregate Gravity (Gsb or Gse):	2.563	2.588
VMA:	14.3	12
VFA:	72	81

Construction Diary

Relevant Conditions for Construction

Completion Date:	October 8, 2018
24 Hour High Temperature (F):	86
24 Hour Low Temperature (F):	71
24 Hour Rainfall (in):	0.00
Planned Subot Lift Thickness (in):	2.0
Paving Machine:	Roadtec

Plant Configuration and Placement Details

Component	% Setting
Binder Content (Plant Setting)	4.9
MS Coarse Sand	6.0
MS -5/8" Crushed Gravel	44.0
MS #8 Vulcan Limestone	12.0
MS #10 Vulcan Limestone	7.0
MS Coarse RAP	10.0
MS Fine RAP	20.0
Hydrated Lime	1.0
As-Built Sublot Lift Thickness (in):	2.0
Total Thickness of All New Sublots (in):	9.5
Approx. Underlying HMA Thickness (in):	6.0
Type of Tack Coat Utilized:	NTSS-1HM
Undilluted Target Tack Rate (gal/sy):	0.70
Approx. Avg. Temperature at Plant (F):	325
Avg. Measured Mat Compaction:	93.2%


Percent Passing
100
90
80
70
60
50
40
30
20
10
0
0.075
0.150
0.300
0.600
1.18
2.36
4.75
9.5
12.5
19.0
Sieve Size
Design
QC
CP

General Notes:
- References are by quadrant (E=East, N=North, W=West, S=South, L=Lee Rd 159, U=US-280), section #, and sublot (top=1).
- DGA, SMA, & OGFC refer to dense graded asphalt, stone matrix asphalt, & open-graded friction course, respectively.
- Production Gsb estimated using the actual production Gse and the difference between Gse and Gsb in the mix design.

Section and/or Sublot Specific Notes:
Pave run

Quadrant: S
Section: 2
Sublot: 3

Laboratory Diary

General Desccription of Mix and Materials

Design Method:	Super
Compactive Effort:	85 gyrations
Binder Performance Grade:	67-22
Modifier Type:	NA
Aggregate Type:	Grv/RAP/Lms/Sand
Design Gradation Type:	DGA

Avg. Lab Properties of Plant Produced Mix

Sieve Size	Target	QC
25 mm (1"):	100	100
19 mm (3/4"):	99	100
12.5 mm (1/2"):	87	91
9.5 mm (3/8"):	74	78
4.75 mm (#4):	47	54
2.36 mm (#8):	32	36
1.18 mm (#16):	23	26
0.60 mm (#30):	16	20
0.30 mm (#50):	9	11
0.15 mm (#100):	7	6
0.075 mm (#200):	4.9	4.5
Binder Content (Pb):	4.7	4.5
Eff. Binder Content (Pbe):	4.2	4.0
Dust-to-Eff. Binder Ratio:	1.2	1.1
RAP Binder Replacement (%):	30	31
RAS Binder Replacement (%):	0	0
Total Binder Replacement (%):	30	31
Rice Gravity (Gmm):	2.419	2.438
Bulk Gravity (Gmb):	2.322	2.381
Air Voids (Va):	4.0	2.3
Aggregate Gravity (Gsb or Gse):	2.560	2.572
VMA:	13.6	12
VFA:	71	80

Construction Diary

Relevant Conditions for Construction

Completion Date:	October 4, 2018
24 Hour High Temperature (F):	90
24 Hour Low Temperature (F):	71
24 Hour Rainfall (in):	0.00
Planned Subot Lift Thickness (in):	3.0
Paving Machine:	Roadtec

Plant Configuration and Placement Details

Component	% Setting
Binder Content (Plant Setting)	4.5
MS Coarse Sand	7.0
MS -5/8" Crushed Gravel	40.0
MS #67 Fullen Dock Limestone	16.0
MS #10 Fullen Dock Limestone	6.0
MS Coarse RAP	20.0
MS Fine RAP	10.0
Hydrated Lime	1.0

As-Built Sublot Lift Thickness (in):	3.0
Total Thickness of All New Sublots (in):	9.5
Approx. Underlying HMA Thickness (in):	3.0
Type of Tack Coat Utilized:	NTSS-1HM
Undilluted Target Tack Rate (gal/sy):	0.70
Approx. Avg. Temperature at Plant (F):	325
Avg. Measured Mat Compaction:	95.6%


Percent Passing
100
90
80
70
60
50
40
30
20
10
0
0.075
0.150
0.300
0.600
1.18
2.36
4.75
9.5
12.5
19.0
Sieve Size
Design
QC
CP

General Notes:
- References are by quadrant (E=East, N=North, W=West, S=South, L=Lee Rd 159, U=US-280), section #, and sublot (top=1).
- DGA, SMA, & OGFC refer to dense graded asphalt, stone matrix asphalt, & open-graded friction course, respectively.
- Production Gsb estimated using the actual production Gse and the difference between Gse and Gsb in the mix design.

Section and/or Sublot Specific Notes:
Pave run

Quadrant: S
Section: 2
Sublot: 4

Laboratory Diary

General Desccription of Mix and Materials

Design Method:	Super
Compactive Effort:	50 gyrations
Binder Performance Grade:	67-22
Modifier Type:	NA
Aggregate Type:	RAP/Lms/Grv/Sand
Design Gradation Type:	DGA

Avg. Lab Properties of Plant Produced Mix

Sieve Size	Target	QC
25 mm (1"):	100	100
19 mm (3/4"):	96	100
12.5 mm (1/2"):	86	94
9.5 mm (3/8"):	74	83
4.75 mm (#4):	53	61
2.36 mm (#8):	35	40
1.18 mm (#16):	25	30
0.60 mm (#30):	19	23
0.30 mm (#50):	11	12
0.15 mm (#100):	8	7
0.075 mm (#200):	6.0	5.1
Binder Content (Pb):	4.7	4.7
Eff. Binder Content (Pbe):	4.0	4.1
Dust-to-Eff. Binder Ratio:	1.5	1.2
RAP Binder Replacement (%):	30	30
RAS Binder Replacement (%):	0	0
Total Binder Replacement (%):	30	30
Rice Gravity (Gmm):	2.440	2.453
Bulk Gravity (Gmb):	2.342	2.387
Air Voids (Va):	4.0	2.7
Aggregate Gravity (Gsb or Gse):	2.573	2.588
VMA:	13.3	12
VFA:	71	78

Construction Diary

Relevant Conditions for Construction

Completion Date:	October 4, 2018
24 Hour High Temperature (F):	90
24 Hour Low Temperature (F):	71
24 Hour Rainfall (in):	0.00
Planned Subot Lift Thickness (in):	3.0
Paving Machine:	Roadtec

Plant Configuration and Placement Details

Component	% Setting
Binder Content (Plant Setting)	4.5
MS Coarse Sand	10.0
MS -5/8" Crushed Gravel	25.0
MS #67 Fullen Dock Limestone	15.0
MS #10 Fullen Dock Limestone	19.0
MS Coarse RAP	20.0
MS Fine RAP	10.0
Hydrated Lime	1.0
As-Built Sublot Lift Thickness (in):	3.0
Total Thickness of All New Sublots (in):	9.5
Approx. Underlying HMA Thickness (in):	0.0
Type of Tack Coat Utilized:	UltraPrime
Undilluted Target Tack Rate (gal/sy):	0.10
Approx. Avg. Temperature at Plant (F):	325
Avg. Measured Mat Compaction:	93.7%


Percent Passing
100
90
80
70
60
50
40
30
20
10
0
0.075
0.150
0.300
0.600
1.18
2.36
4.75
9.5
12.5
19.0
Sieve Size
Design
QC
CP

General Notes:
- References are by quadrant (E=East, N=North, W=West, S=South, L=Lee Rd 159, U=US-280), section #, and sublot (top=1).
- DGA, SMA, & OGFC refer to dense graded asphalt, stone matrix asphalt, & open-graded friction course, respectively.
- Production Gsb estimated using the actual production Gse and the difference between Gse and Gsb in the mix design.

Section and/or Sublot Specific Notes:
Pave run

11/21/2024

Quadrant: S
Section: 11
Sublot: 1

Laboratory Diary

General Desccription of Mix and Materials

Design Method:	Superpave
Compactive Effort:	85 Gyrations
Binder Performance Grade:	67-22
Modifier Type:	N/A
Aggregate Type:	Gravel/Limestone/Sand/RAP
Design Gradation Type:	DGA

Avg. Lab Properties of Plant Produced Mix

Sieve Size	Target	QC
25 mm (1"):	100	100
19 mm (3/4"):	100	100
12.5 mm (1/2"):	100	96
9.5 mm (3/8"):	92	88
4.75 mm (#4):	64	64
2.36 mm (#8):	43	41
1.18 mm (#16):	30	28
0.60 mm (#30):	21	18
0.30 mm (#50):	12	11
0.15 mm (#100):	8	7
0.075 mm (#200):	6.1	5.2
Binder Content (Pb):	5.5	5.7
Eff. Binder Content (Pbe):	4.9	5.1
Dust-to-Eff. Binder Ratio:	1.2	1.0
RAP Binder Replacement (%):	16	21
RAS Binder Replacement (%):	N/A	N/A
Total Binder Replacement (%):	16	21
Rice Gravity (Gmm):	2.396	2.380
Bulk Gravity (Gmb):	2.300	2.259
Air Voids (Va):	4.0	5.1
Aggregate Gravity (Gsb):	2.557	2.544
VMA (via Gsb):	15.0	16.2
VFA:	73	69

Construction Diary

Relevant Conditions for Construction

Completion Date:	September 30, 2024
24 Hour High Temperature (F):	85.3
24 Hour Low Temperature (F):	60.7
24 Hour Rainfall (in):	0.00
Planned Subot Lift Thickness (in):	1.5
Paving Machine:	Vogele

Plant Configuration and Placement Details

Component	% Setting
Binder Content (Plant Setting)	5.4
MS GRV 1/2"	48
MS 1/4" GRV	11
MS LMS 10s	12
MS GRV Coarse Sand	8
MS RAP	20
Hydrated Lime	1%

As-Built Sublot Lift Thickness (in):	1.8
Approx. Underlying HMA Thickness (in):	8.0
Type of Tack Coat Utilized:	NTSS-1HM
Undilluted Target Tack Rate (gal/sy):	0.07
Approx. Avg. Temperature at Plant (F):	335
Avg. Measured Mat Compaction %:	92.8



Percent Passing
100
90
80
70
60
50
40
30
20
10
0
#200 #100 #50 #30 #16 #8 #4 3/8" 1/2" 3/4"
Sieve Size
Design
QC

General Notes:
- References are by quadrant (E=East, N=North, W=West, S=South, R=Off-Ramp, L=Lee Rd 159, U=US-280), section #, and sublot (top=1).
- DGA, SMA, & OGFC refer to dense graded asphalt, stone matrix asphalt, & open-graded friction course, respectively.
- Production Gsb estimated using the actual production Gse and the difference between Gse and Gsb in the mix design.

Section and/or Sublot Specific Notes:
Mix similar to MDOT-sponsored S2-1 from 2018.

Quadrant: S
Section: 11
Sublot: 2

Laboratory Diary

General Desccription of Mix and Materials

Design Method:	Superpave
Compactive Effort:	85 Gyrations
Binder Performance Grade:	67-22
Modifier Type:	N/A
Aggregate Type:	Gravel/Limestone/Sand/RAP
Design Gradation Type:	DGA

Avg. Lab Properties of Plant Produced Mix

Sieve Size	Target	QC
25 mm (1"):	100	100
19 mm (3/4"):	100	99
12.5 mm (1/2"):	96	95
9.5 mm (3/8"):	88	85
4.75 mm (#4):	58	54
2.36 mm (#8):	39	35
1.18 mm (#16):	28	25
0.60 mm (#30):	19	17
0.30 mm (#50):	11	9
0.15 mm (#100):	7	6
0.075 mm (#200):	5.9	4.3
Binder Content (Pb):	5.2	5.3
Eff. Binder Content (Pbe):	4.8	4.9
Dust-to-Eff. Binder Ratio:	1.2	0.9
RAP Binder Replacement (%):	20	22
RAS Binder Replacement (%):	N/A	N/A
Total Binder Replacement (%):	20	22
Rice Gravity (Gmm):	2.414	2.389
Bulk Gravity (Gmb):	2.317	2.285
Air Voids (Va):	4.0	4.4
Aggregate Gravity (Gsb):	2.579	2.553
VMA (via Gsb):	14.8	15.2
VFA:	73	71

Construction Diary

Relevant Conditions for Construction

Completion Date:	September 25, 2024
24 Hour High Temperature (F):	83.2
24 Hour Low Temperature (F):	66.5
24 Hour Rainfall (in):	2.83
Planned Subot Lift Thickness (in):	2.0
Paving Machine:	Vogele

Plant Configuration and Placement Details

Component	% Setting
Binder Content (Plant Setting)	5.0
MS GRV 5/8"	46
MS LMS 8s	13
MS GRV Coarse Sand	10
MS RAP	30
Hydrated Lime	1%
As-Built Sublot Lift Thickness (in):	1.8
Approx. Underlying HMA Thickness (in):	6.2
Type of Tack Coat Utilized:	NTSS-1HM
Undilluted Target Tack Rate (gal/sy):	0.07
Approx. Avg. Temperature at Plant (F):	320
Avg. Measured Mat Compaction %:	92.6



Percent Passing
100
90
80
70
60
50
40
30
20
10
0
#200
#100
#50
#30
#16
#8
#4
3/8"
1/2"
3/4"
Sieve Size
Design
QC

General Notes:

- References are by quadrant (E=East, N=North, W=West, S=South, R=Off-Ramp, L=Lee Rd 159, U=US-280), section #, and sublot (top=1).
- DGA, SMA, & OGFC refer to dense graded asphalt, stone matrix asphalt, & open-graded friction course, respectively.
- Production Gsb estimated using the actual production Gse and the difference between Gse and Gsb in the mix design.

Section and/or Sublot Specific Notes:

Mix similar to MDOT-sponsored S2-2 from 2018.

Quadrant: S
Section: 11
Sublot: 3

Laboratory Diary

General Desccription of Mix and Materials

Design Method:	Superpave
Compactive Effort:	85 Gyrations
Binder Performance Grade:	67-22
Modifier Type:	N/A
Aggregate Type:	Limestone/Gravel/RAP
Design Gradation Type:	DGA

Avg. Lab Properties of Plant Produced Mix

Sieve Size	Target	QC
25 mm (1"):	100	100
19 mm (3/4"):	98	99
12.5 mm (1/2"):	86	89
9.5 mm (3/8"):	74	79
4.75 mm (#4):	49	51
2.36 mm (#8):	31	31
1.18 mm (#16):	21	22
0.60 mm (#30):	16	16
0.30 mm (#50):	11	11
0.15 mm (#100):	8	8
0.075 mm (#200):	6.1	5.7
Binder Content (Pb):	4.5	4.6
Eff. Binder Content (Pbe):	4.1	4.2
Dust-to-Eff. Binder Ratio:	1.5	1.4
RAP Binder Replacement (%):	37	38
RAS Binder Replacement (%):	N/A	N/A
Total Binder Replacement (%):	37	38
Rice Gravity (Gmm):	2.430	2.424
Bulk Gravity (Gmb):	2.333	2.294
Air Voids (Va):	4.0	5.4
Aggregate Gravity (Gsb):	2.570	2.567
VMA (via Gsb):	13.3	14.7
VFA:	70	64

Construction Diary

Relevant Conditions for Construction

Completion Date:	September 24, 2024
24 Hour High Temperature (F):	90.6
24 Hour Low Temperature (F):	67.5
24 Hour Rainfall (in):	0.00
Planned Subot Lift Thickness (in):	3.0
Paving Machine:	Vogele

Plant Configuration and Placement Details

Component	% Setting
Binder Content (Plant Setting)	4.5
MS LMS 67s	22
MS LMS 10s	13
MS GRV 5/8"	34
MS RAP	30
Hydrated Lime	1%

As-Built Sublot Lift Thickness (in):	2.6
Approx. Underlying HMA Thickness (in):	3.6
Type of Tack Coat Utilized:	NTSS-1HM
Undilluted Target Tack Rate (gal/sy):	0.07
Approx. Avg. Temperature at Plant (F):	325
Avg. Measured Mat Compaction %:	92.6


100
90
80
70
60
50
40
30
20
10
0
Percent Passing
#200
#100
#50
#30
#16
#8
#4
3/8"
1/2"
3/4"
Sieve Size
Design
QC

General Notes:

- References are by quadrant (E=East, N=North, W=West, S=South, R=Off-Ramp, L=Lee Rd 159, U=US-280), section #, and sublot (top=1).
- DGA, SMA, & OGFC refer to dense graded asphalt, stone matrix asphalt, & open-graded friction course, respectively.
- Production Gsb estimated using the actual production Gse and the difference between Gse and Gsb in the mix design.

Section and/or Sublot Specific Notes:

Mix similar to MDOT-sponsored S2-3 from 2018.

11/21/2024

Quadrant: S
Section: 11
Sublot: 4

Laboratory Diary

General Desccription of Mix and Materials

Design Method:	Superpave
Compactive Effort:	50 Gyrations
Binder Performance Grade:	67-22
Modifier Type:	N/A
Aggregate Type:	Limestone/Gravel/Sand/RAP
Design Gradation Type:	DGA

Avg. Lab Properties of Plant Produced Mix

Sieve Size	Target	QC
25 mm (1"):	100	100
19 mm (3/4"):	99	98
12.5 mm (1/2"):	89	90
9.5 mm (3/8"):	81	81
4.75 mm (#4):	54	53
2.36 mm (#8):	38	35
1.18 mm (#16):	28	26
0.60 mm (#30):	20	18
0.30 mm (#50):	12	10
0.15 mm (#100):	8	7
0.075 mm (#200):	6.0	4.7
Binder Content (Pb):	4.6	4.8
Eff. Binder Content (Pbe):	4.2	4.5
Dust-to-Eff. Binder Ratio:	1.4	1.1
RAP Binder Replacement (%):	39	36
RAS Binder Replacement (%):	N/A	N/A
Total Binder Replacement (%):	39	36
Rice Gravity (Gmm):	2.425	2.444
Bulk Gravity (Gmb):	2.328	2.336
Air Voids (Va):	4.0	4.4
Aggregate Gravity (Gsb):	2.568	2.602
VMA (via Gsb):	13.5	14.6
VFA:	70	70

Construction Diary

Relevant Conditions for Construction

Completion Date:	September 23, 2024
24 Hour High Temperature (F):	93.7
24 Hour Low Temperature (F):	65.9
24 Hour Rainfall (in):	0.00
Planned Subot Lift Thickness (in):	3.0
Paving Machine:	Vogele

Plant Configuration and Placement Details

Component	% Setting
Binder Content (Plant Setting)	4.7
MS LMS 67s	26
MS LMS 8s	12
MS LMS 10s	10
MS GRV 5/8"	6
MS GRV Coarse Sand	15
MS RAP	30
Hydrated Lime	1%

As-Built Sublot Lift Thickness (in):	3.6
Approx. Underlying HMA Thickness (in):	N/A
Type of Tack Coat Utilized:	NTSS-1HM
Undilluted Target Tack Rate (gal/sy):	0.13
Approx. Avg. Temperature at Plant (F):	320
Avg. Measured Mat Compaction %:	94.1



Percent Passing
100
90
80
70
60
50
40
30
20
10
0
#200
#100
#50
#30
#16
#8
#4
3/8"
1/2"
3/4"
Sieve Size
Design
QC

General Notes:
- References are by quadrant (E=East, N=North, W=West, S=South, R=Off-Ramp, L=Lee Rd 159, U=US-280), section #, and sublot (top=1).
- DGA, SMA, & OGFC refer to dense graded asphalt, stone matrix asphalt, & open-graded friction course, respectively.
- Production Gsb estimated using the actual production Gse and the difference between Gse and Gsb in the mix design.

Section and/or Sublot Specific Notes:
Mix similar to MDOT-sponsored S2-4 from 2018.

Quadrant: S
Section: 2

3/13/2025
101% Traffic

Surface Mix and Materials	
Year of Completion:	2018
Surface Design Method:	Superpave
Specified Binder:	PG67-22
Surface Mix Stockpiles:	Gravel/Limestone/Sand (20% RAP)

Structural Buildup Information	
Study Layer (in):	9.5
Total HMA (in):	9.3
Base Material:	CSB
Subgrade:	Soft

Research Objective: Lime Modified Subgrade & Cement Stabilized Base in M-E Design

Principle Investigator: Dave Timm

Preliminary Field Performance Data for the 2021 Research Cycle


Cracking (% of Lane)
35
30
25
20
15
10
5
0
0 1 2 3 4 5 6 7 8 9 10
Equivalent Single Axle Loadings (MESALs)
Cracking (% Lane)
Cracking Threshold


Rutting (mm)
12.5
10.0
7.5
5.0
2.5
0.0
0 1 2 3 4 5 6 7 8 9 10
Equivalent Single Axle Loadings (MESALs)
Laser Rut (mm)
ALDOT Rut Beam (mm)


Mean IRI (in/mi)
350
300
250
200
150
100
50
0
0 1 2 3 4 5 6 7 8 9 10
Equivalent Single Axle Loadings (MESALs)
Mean IRI (in./mile)


Texture (mm)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0 1 2 3 4 5 6 7 8 9 10
Equivalent Single Axle Loadings (MESALs)
Texture (mm)

National Center for Asphalt Technology NCAT AT AUBURN UNIVERSITY

Quadrant: S 3/6/2025
Section: 11 10% Traffic

Surface Mix and Materials		Structural Buildup Information	
Year of Completion:	2024	Study Layer (in):	1.8
Surface Design Method:	Superpave	Total HMA (in):	9.8
Specified Binder:	PG70-22	Base Material:	Granite
Surface Mix Stockpiles:	Dolomite/Granite (15% RAP)	Subgrade:	Soft

Research Objective: Enzyme Soil Stabilization and 2018 MS Build-Up
Principle Investigator: Tran, Timm

Preliminary Field Performance Data for the 2021 Research Cycle



Cracking (% of Lane)
35
30
25
20
15
10
5
0
0 1 2 3 4 5 6 7 8 9 10
Equivalent Single Axle Loadings (MESALs)
Cracking (% Lane)
Cracking Threshold (Traffic Applied)



Rutting (mm)
12.5
10.0
7.5
5.0
2.5
0.0
0 1 2 3 4 5 6 7 8 9 10
Equivalent Single Axle Loadings (MESALs)
Laser Rut (mm)
ALDOT Rut Beam (mm)



Mean IRI (in/mi)
350
300
250
200
150
100
50
0
0 1 2 3 4 5 6 7 8 9 10
Equivalent Single Axle Loadings (MESALs)
Mean IRI (in./mile)



Texture (mm)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0 1 2 3 4 5 6 7 8 9 10
Equivalent Single Axle Loadings (MESALs)
Texture (mm)